UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 5, 2014, Entercom Communications Corp. (the “Company”) held its annual meeting of shareholders.

(b) The following matters were voted on at the Company’s annual meeting of shareholders:

(i)	the election of two Class A directors;

(ii)	the election of four directors other than Class A directors;

(iii)	an amendment and restatement of the Entercom Equity Compensation Plan;

(iv)	an advisory vote on executive compensation; and

(v)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

At the annual meeting of shareholders:

(i)	David J. Berkman and Joel Hollander were elected as Class A directors for one-year terms expiring at the Company’s 2015 annual meeting or until their successors are duly elected and qualified;

(ii)	Joseph M. Field, David J. Field, Mark R. LaNeve and Robert S. Wiesenthal were elected as directors for one-year terms expiring at the Company’s 2015 annual meeting or until their successors are duly elected and qualified; and

(iii)	the amendment and restatement of the Entercom Equity Compensation Plan was approved;

(iv)	the following resolution regarding the advisory vote on executive compensation was adopted:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED;”

(iii)	the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

The voting results were as follows:

(I) Election of Class A Directors:

Nominee	For	Withheld	Broker Non- Vote
David J. Berkman	17,715,189	2,814,155	7,298,681
Joel Hollander	18,388,132	2,141,212	7,298,681

(II) Election of Other Directors:

Nominee	For	Withheld	Broker Non- Vote
Joseph M. Field	85,289,159	915,505	7,298,681
David J. Field	85,593,731	610,933	7,298,681
Mark LaNeve	84,372,837	1,831,827	7,298,681
Robert S. Wiesenthal	83,355,998	2,848,666	7,298,681

(III) Proposed Amendment and Restatement of the Entercom Equity Compensation Plan:

For	Against	Abstain	Broker Non- Vote
71,597,246	11,688,349	2,919,068	7,298,681

(IV) Advisory Vote On Executive Compensation:

For	Against	Abstain	Broker Non- Vote
83,224,974	2,855,662	124,028	7,298,681

(V) Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2014.

For	Against	Abstain	Broker Non- Vote
93,446,625	37,908	18,812	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Senior Vice President and Secretary

Dated: May 7, 2014